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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 25, 2000


                                webMethods, Inc.
                                -----------------
                    (Exact name of registrant as specified in its charter)




DELAWARE                             00-115681                54-1807654
-----------------------------        ----------------------   ----------
(State of other jurisdiction         (Commission File         (IRS Employer
of incorporation)                    Number)                  Identification Number)

3939 PENDER DRIVE
FAIRFAX, VIRGINIA
-----------------------------
(Address of principal executive      22030
offices)                             -----
                                   (Zip Code)

Registrant's telephone number, including area code:              (703) 460-2500
                                                                 ---------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.        Other Events


Post-Merger Financial Results

On August 15, 2000, Wolf Acquisition, Inc., a Delaware corporation and a newly formed and wholly owned subsidiary of webMethods, Inc. (the "Company" or "Registrant") merged into Active Software, Inc. ("Active"). As a result of the Merger, the separate corporate existence of Wolf Acquisition, Inc. ceased and Active survived as a wholly owned subsidiary of the Company. Each issued and outstanding share of Active's common stock, other than shares held by Active itself or a subsidiary of Active, was converted into the right to receive 0.527 of a share of fully paid and non-assessable shares of webMethods common stock, par value $0.01 per share. The Merger was treated as a tax-free reorganization and was accounted for as a pooling-of-interests transaction. One of the required criteria for pooling-of-interests accounting is that the parties to the business combination must share mutually in the combined risks and rights of the transaction. In order to satisfy the risk sharing criteria of pooling-of-interests accounting, Securities and Exchange Commission Accounting Release Series 135 provides that the risk sharing will have occurred if no affiliate of either party to the merger transaction sells or otherwise disposes of any common stock received in the transaction until such time as financial results covering at least 30 days of post-merger combined operations have been published. To satisfy this risk sharing requirement, and thereby allow affiliates of either party to sell or otherwise dispose of the Company's common stock acquired in the Merger, the attached press release contains the Company's second quarter results, which include the results of the combined operations of the Company and Active for the entire quarter ended September 30, 2000, including the period from August 15, 2000 (date at close) to September 30, 2000.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)     Exhibits

                      A list of exhibits filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits and is incorporated herein by reference.







                             Signatures Appear on Following Page


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                                          SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            webMethods, Inc.


                                            By:    /s/ Mary Dridi
                                                   ----------------------------
                                                   Chief Financial Officer





Dated:         October 25, 2000


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                                INDEX TO EXHIBITS




Exhibit Number                         Exhibit
---------------                        ---------------
2.1*                                   Agreement and Plan of Merger, dated as of
                                       May 20, 2000, by and among webMethods,
                                       Inc., Wolf Acquisition, Inc. and Active
                                       Software, Inc.

3.1** Certificate of Amendment of the Fifth Amended and Restated Certificate of Incorporation of webMethods, Inc.

4.1**                                  Second Amended and Restated Investor
                                       Rights Agreement

99.1                                   Press Release dated October 25, 2000


* Incorporated by reference to the Registrant's Registration Statement on Form S-4, as amended (File No. 333-39572).
http://www.sec.gov/Archives/edgar/data/1035096/0000950133-00-002628.txt

** Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-91309).
http://www.sec.gov/Archives/edgar/data/1035096/0000950133-99-003716.txt